UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 25, 2008
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

1000 Warren Avenue
Niles, Ohio	44446

(Address of Principal Executive Offices)	(Zip Code)
(330) 544-7700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
     On March 25, 2008, RTI Hamilton, Inc. (“RTI”), a subsidiary of RTI International Metals, Inc. (the “Company”), entered into a long-term Master Supply Agreement (the “Agreement”) with Tronox LLC (“Tronox”). The Agreement, which calls for annual volumes of titanium tetrachloride (“TiCl4”) to be supplied by Tronox and chlorine gas (“Chlorine”) to be supplied by RTI in a closed loop system, is effective as of January 1 of the calendar year immediately following the date on which Tronox makes its first delivery of TiCl4 to RTI. The Agreement has an initial term of twenty years and automatically renews for successive twenty year terms, barring certain circumstances.
     In connection with the Agreement, RTI intends to enter into separate agreements with Tronox to lease certain property adjacent to Tronox’s Hamilton, Mississippi, titanium dioxide plant for RTI’s new titanium sponge facility (the “RTI Sponge Facility”). If required, Tronox will supply to RTI in 2009 a pre-determined quantity of TiCl4 sufficient to facilitate the start of operations of the RTI Sponge Facility. In all other years covered by the Agreement, Tronox will reserve for supply to RTI pre-determined maximum quantities of TiCl4 up to 45,000 tons annually, with RTI agreeing to purchase pre-determined minimum quantities determined by the greater of 50% of the annual Capacity Reservation or 75% of the Annual Nomination. In return, each year RTI will supply Chlorine to Tronox in quantities that are equivalent to the amount of Chlorine contained in the TiCl4 delivered by Tronox to RTI. Pricing shall be set annually in accordance with a pre-determined base price and price adjustment schedule. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated by reference herein.
     On March 25, 2008, the Company issued a press release to announce the Agreement. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
10.1	Master Supply Agreement, by and between RTI Hamilton, Inc. and Tronox LLC, dated March 25, 2008

99.1	Press Release dated March 25, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: March 31, 2008	By:	/s/ Chad Whalen

Chad Whalen
Vice President and General Counsel